SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 16, 2003

FOOTHILL INDEPENDENT BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11337	95-3815805
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

510 South Grand Avenue, Glendora California 91741

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:	(626) 963-8551 or (909) 599-9351

Not Applicable

(Former Name or Former Address if Changed Since Last Report

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

	Exhibit 99.1:	Press Release issued October 16, 2003, announcing the consolidated financial results of Foothill Independent Bancorp for the quarter and nine months ended September 30, 2003.

Item 12. Results of Operations and Financial Condition).

On October 16, 2003, Foothill Independent Bancorp issued a press release announcing its results of operations for the quarter and nine months ended October 16, 2003. A copy of that press release is attached hereto as Exhibit 99.1.

In accordance with SEC Release Nos. 33-8216 and 34-47583, the information contained in this Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILL INDEPENDENT BANCORP

Date: October 20, 2003	By	/s/ CAROL ANN GRAF

Carol Ann Graf Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued on October 16, 2003 announcing results of operations for the quarter and nine months ended September 30, 2003.

E-1